Sub-Item 77Q1(a)

Copies of any material amendments to the registrant’s charter or bylaws:

Amended and Restated By-Laws dated January 16, 2007.  Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 27, 2007
(Accession Number 0001145443-07-000492).